ARTHUR ANDERSEN LLP



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated June 12, 1998 included in Casella Waste Systems, Inc.'s Form 10-K (File No. 98654351) and to all references to our Firm included in this registration statement.


                                                  /s/ Arthur Andersen LLP


                                                  Arthur Andersen LLP



Boston, Massachusetts
November 16, 1998